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                                                                    EXHIBIT 10.1

                               AMENDMENT NO. 1 TO
                      TRANSITION AND RETIREMENT AGREEMENT
                      -----------------------------------

          This AGREEMENT (the "Agreement") is entered into as of the 31st of March, 2000, by and between JOHNS MANVILLE CORPORATION, a Delaware corporation (the "Company"), and CHARLES L. HENRY (the "Executive").

          WHEREAS, the Company and the Executive are parties to a Transition and Retirement Agreement, dated as of February 3, 2000 (the "Retirement Agreement"); and

          WHEREAS, the Company and Executive wish to extend the Transition Period (as defined in the Retirement Agreement) and to make certain clarifying amendments to the Retirement Agreement;

          NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the Company and the Executive hereby agree as follows:

          1. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Retirement Agreement.

          2. The first sentence of Section 1(a) of the Retirement Agreement is hereby amended to read as follows:

              "The Company shall continue to employ the Executive, and the Executive shall continue to serve the Company, as Chairman, President and CEO, subject to the terms and conditions set forth in this Agreement, for a period (the "Transition Period") commencing as of the date hereof (the "Effective Date") and ending on the earliest of (1) such date as the Executive's non-interim successor shall have taken office, (2) the date set forth in a written notice from one party to the other (which date shall be no earlier than the tenth business day following receipt of such notice and which notice, in the case of the Company, shall be authorized by the Committee, as hereinafter defined) or (3) June 30, 2000."
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          3.  Each of Section 3(c) and the first sentence of Section 3(d) of the
Retirement Agreement is hereby amended by changing the date "March 31, 2000" to "June 30, 2000".

          4. The second sentence of Section 3(d) of the Retirement Agreement is hereby amended by adding the following parenthetical at the end thereof:

          "(and, more particularly, it being understood that the Retirement Benefits to which Executive is entitled under said Section 8(d) shall be offset by the amounts payable to Executive under Sections 3(a)(4) and 3(a)(5) hereof)."

          5. Except as amended hereby, the Retirement Agreement shall remain in full force and effect.

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     IN WITNESS WHEREOF, the parties have executed this Agreement as of March
31, 2000.


                                       JOHNS MANVILLE CORPORATION


ATTEST:                                By:    /s/ Todd Goodwin
                                           --------------------------------
                                           Chairman: Compensation Committee


/s/ Dion Persson
---------------------------
Corporate Secretary

                                              /s/ Charles L. Henry
                                       ------------------------------------
                                              Executive

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